Supplement dated July 11, 2022
to the Flexible Premium Variable Annuity
VAROOM and VAROOM II Prospectuses, each dated May 1, 2022,
Issued by Integrity Life Insurance Company
through its Separate Account I

This supplement revises the VAROOM prospectuses identified above and should be read in conjunction with those prospectuses. This supplement describes changes to the expenses of certain of the ETFs available as investment options in your VAROOM variable annuity. Please retain this supplement for future reference.

Appendix A: Funds Available Under the Contract, is revised to reflect the changes indicated below to the current expenses of the iShares Core U.S. Aggregate Bond ETF, Vanguard Short Term Bond Index Fund ETF Shares, and Vanguard Total Bond Market Index Fund ETF Shares, (each, a “Fund” and, together, the “Funds”). Apart from the changes to current expenses set forth below, there are no other changes to the Appendix A table. The revised current expenses for each such Fund are as follows:

Fund	Current Expenses[1]
iShares Core U.S. Aggregate Bond ETF[2,3,4]	0.03%
Vanguard Short Term Bond Index Fund, ETF Shares	0.04%
Vanguard Total Bond Market Index Fund, ETF Shares	0.03%

(1)    Fund’s expenses were provided in the most recent prospectus for that Fund. We have not independently verified the information. Current or future expenses may be more or less than those shown. More details concerning each Fund’s fees and expenses are contained in the prospectus for that Fund.
(2)     The Fund's investment advisory agreement provides that the Fund's investment advisor will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.
(3)     The Fund’s expense information in the table has been restated to reflect current fees.
(4)     The Fund may incur Acquired Fund Fees and Expenses (AFFE). AFFE reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of AFFE is included in the total returns of the Fund. AFFE are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus. The Fund’s investment adviser has contractually agreed to waive a portion of its management fees in an amount equal to the AFFE, if any, attributable to investments by the Fund in other registered investment companies advised by the Fund’s adviser or its affiliates, through June 30, 2026. The contractual waiver may be terminated prior to June 30, 2026 only upon written agreement of the Trust and the Fund’s adviser.

iShares® and Blackrock® are registered marks of BlackRock, Inc. and its affiliates (BlackRock). All other trademarks, service marks or registered trademarks are the property of their respective owners. BlackRock's only relationship to Integrity Life is the licensing of certain trademarks and trade names of BlackRock. Integrity Life's variable annuities are not sponsored, endorsed, sold or promoted by BlackRock. BlackRock makes no representations or warranties to the owners of Integrity Life's variable annuities or any member of the public regarding the advisability of investing in them. BlackRock has no obligation or liability in connection with the operation, marketing, sale or trading of Integrity Life's variable annuities.

Vanguard is a trademark of The Vanguard Group, Inc.

For more information about the Funds, including the risks of investing, refer to each Fund’s prospectus. For a prospectus, contact our offices in writing at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-8583.
IL-79-17107-2207